UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096
______________________________________________

Investment Grade Municipal Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

Investment Grade Municipal
Income Fund Inc.
Annual Report
September 30, 2008

Investment Grade Municipal Income Fund Inc.

November 14, 2008

Dear shareholder,
 We present you with the annual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the 12 months ended September 30, 2008.

Performance
Over the 12-month period, the Fund declined 11.07% on a net asset value basis and 11.90% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted a median net asset value decline of 11.17%, and a median market price decline of 18.30%. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index, the “Index”), declined 1.87%. (For more performance information, please refer to “Performance at a glance” on page 11.)

Investment Grade Municipal
Income Fund Inc.

Investment goal:
High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement: November 6, 1992

NYSE symbol: PPM

Dividend payments: Monthly

The Fund’s performance on a net asset value basis was in line with that of its peers, and on a market price basis, better than that of its peers. However, it underperformed the Index due in part to its exposure to securities with relatively lower-quality ratings, which underperformed during flights to quality during the reporting period. However, we believe that over the longer term, the Fund will likely be compensated for the additional credit risk these securities entail. The Fund’s underweight to shorter-term (five-year) issues also detracted from returns when those issues outperformed during the period.

While the Fund’s use of leverage over the period helped the Fund generate a higher yield for common stockholders, it was a negative contributor to overall results as it magnified the sharp decline in the market value of the Fund’s securities during the reporting period. As of September 30, 2008, leverage accounted for approximately 45.4% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

As of September 30, 2008, the Fund was trading at a discount of –11.3%, while the median discount of its Lipper peer group was –14.0%.

Investment Grade Municipal Income Fund Inc.

A fund trades at a discount when the market price at which its shares trade is less than its net asset value. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its net asset value per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. Net asset value per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

During the period, the Fund continued to have outstanding auction preferred shares (“APS”). For a further update on leverage and APS, please refer to pages 9 and 10.

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy was mixed during the 12-month reporting period. Looking back, the US Department of Commerce reported that third quarter 2007 gross domestic product (“GDP”) growth was a strong 4.8%. However, the economy then contracted, posting a weak 0.2% growth rate during the fourth quarter of the year. A variety of factors contributed to the economy’s weakness, including the faltering housing market and tepid consumer and business spending.

While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP then grew 0.9% and 2.8% during the first and second quarters of 2008, respectively. The accelerating economy was due in part to rising exports and buoyed by the declining dollar, which made US goods more attractive overseas. In addition, consumer spending improved during the second quarter, spurred by the government’s tax rebate program.

However, GDP growth reversed in the third quarter of 2008. After a sharp decline in personal spending, an intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to –0.3%.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The reporting period was characterized by increased market volatility and, ultimately, a series of events that have been compared to the turmoil experienced during the Great Depression. For more than a year,

Investment Grade Municipal Income Fund Inc.

the fallout from the subprime mortgage market has taken its toll on the credit markets, leading to a seizing up of credit at the end of September 2008. During the reporting period, the Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep recession. For example, the Fed and central banks in other countries have pumped billions of dollars of liquidity into the financial system in an attempt to facilitate normal market operations.

The Fed and the Treasury Department have also taken a number of aggressive actions to support the financial system and restore confidence in the financial markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms to take loans from its discount window. During the month, it also orchestrated the purchase of Bear Stearns by JPMorgan Chase. Hopes that this would restore order to the markets and ease the credit crunch proved to be overly optimistic.

By the end of September 2008, it was apparent that the troubles in the US credit markets were spreading to other sectors of the market and the world. This led to a series of dramatic actions by the US government, including the Treasury Department’s takeover of mortgage giants Fannie Mae and Freddie Mac and the government’s effectively taking control of insurance giant AIG. During September, Lehman Brothers filed for bankruptcy, Merrill Lynch agreed to be acquired by Bank of America, and both Goldman Sachs and Morgan Stanley changed their status to become bank holding companies. Additionally, Washington Mutual failed and was sold to JPMorgan Chase, while Wells Fargo took over Wachovia.

The Treasury Department also proposed a $700 billion plan to purchase distressed mortgages from the books of financial companies. After the US House of Representatives rejected the initial proposal, a revised plan was approved on October 3, after the reporting period ended.

Despite the passage of the revised plan by Congress, the unrest and uncertainty in the financial markets continued throughout October. In recent weeks, the US government has announced a plan to purchase stakes in the nation’s largest banks and to guarantee new debt issues and deposit accounts used by businesses. In addition, the Fed joined several other central banks from around the world in a coordinated interest rate cut on October 8, after the reporting period had ended, followed by another cut on October 29. Together, these reductions brought the federal funds rate from 2.0% to 1.0%.

Investment Grade Municipal Income Fund Inc.

Q.	How did the bond market perform in this environment?
A.	While the stock market garnered most of the press due to its periods of unprecedented volatility, the fixed income markets were also active during the reporting period. Treasury yields moved in response to mixed signals regarding the economy, rising inflationary pressures and expectations regarding future Fed monetary policy. Treasury yields ultimately moved lower (and prices moved higher) given the Fed’s interest rate cuts and increased investor risk aversion. Overall, during the 12-month reporting period, two-year Treasury yields fell from 3.97% to 2.00%, while 10-year Treasury yields moved from 4.59% to 3.85%. During the 12 months ended September 30, 2008, the overall taxable US bond market, as measured by the Barclays Capital US Aggregate Index, (formerly the Lehman Brothers US Aggregate Index), returned 3.85%.

While bond market prices as a whole rose during the reporting period, this was largely driven by rising Treasury bond prices, given several flights to quality triggered by periodic market turmoil. In contrast, other sectors in the fixed income market performed poorly. For example, during the 12 months ended September 30, 2008, municipal bonds, as measured by the Barclays Capital Municipal Bond Index, (formerly the Lehman Brothers Municipal Bond Index), declined 1.87%.

The municipal bond market faced severe price dislocation during the reporting period. At the beginning of the reporting period, the crisis of confidence in municipal bonds that were backed by struggling monoline insurers began to spread as many of these insurers began to suffer downgrades because of their exposure to subprime mortgage securities and other issues.

Late in the period, in September 2008, municipal bond prices fell sharply as a capital squeeze and a severe lack of liquidity gripped the markets. Investors shunned securities that even hinted of having any underlying risk. As of September 30, 2008, the Barclays Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index), registered the lowest monthly (–4.69%) and year-to-date September total return (–3.19%) in more than 20 years, according to Barclays Capital Municipal Strategies and Index Group. Even the highest-quality municipal securities were adversely affected by September’s extreme flight to quality and reported “fire sales” by hedge funds and other extremely leveraged investors. In our view, the most recent flight to quality has created opportunities for the Fund, with municipal bonds appearing attractive relative to Treasuries at the end of the reporting period.

Investment Grade Municipal Income Fund Inc.

Q.	What is bond insurance, and how did the impairment of some monoline bond insurers’ credit ratings affect the Fund?
A.	In the past, many bond issuers used bond insurance to bolster the credit quality of securities that they planned to issue, with a goal of making it easier and less expensive to access the credit markets. Bond insurance was intended to strengthen credit quality by offering protection against default by the issuer or a downgrade if the bond issuer could not meet its obligations to pay interest and principal to bondholders in a timely manner. Historically, this also served to enhance the liquidity of insured bonds because there was greater demand among investors for highly rated securities. Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers.

Prior to 2007, no major monoline insurer had ever been downgraded, or had defaulted. However, beginning in 2007, the severe weakness in the housing market and the global credit crisis caused subprime and adjustable rate mortgages and related securities to experience extreme strains. At the same time, many monoline bond insurers posted losses as the structured products they also insured appeared headed for default. As a result, several major insurers were downgraded, losing their AAA ratings from the major ratings agencies. At the end of the reporting period, only Assured Guaranty Corp., Financial Security Assurance and Berkshire Hathaway Assurance Corp. were rated AAA. We have also seen utilization of bond insurance fall precipitously. Previously, the amount of new municipal bond issuance backed by monoline insurers had been approaching 50%. Today, less than 10% of municipal bonds being issued are backed by monoline insurers.

During the reporting period, the turmoil in this portion of the market weighed heavily on the value of many municipal bonds, hurting their performance. While the Fund’s primary focus was not on insured bonds, it was also negatively impacted by the issues related to monoline insurers. We expect that the market will increasingly focus on the underlying credit quality of the issuers of insured bonds.

Q.	In general terms, how did you position the Fund?
A.	While we extended the Fund’s duration during the reporting period, it remained modestly shorter than that of its benchmark. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) Overall, this positioning benefited performance.

Investment Grade Municipal Income Fund Inc.

From a yield curve perspective, the Fund was underweight in the shorter (one- to 10-year) area of the yield curve in relation to the benchmark, which hurt performance when that area outperformed its longer-term counterparts. Additionally, an overweight to issues in the intermediate (15- to 20-year) area and an underweight to the long end of the yield curve also detracted from performance.

Q.	Which sector positions were important for the Fund?
A.	During the reporting period, our three largest sector overweights relative to the benchmark were in hospital, airport and university bonds.

All three sectors underperformed during the period as investors sold positions in “spread” sectors. (Spread sectors are non-Treasury investment grade sectors that pay an additional amount, or spread, over Treasuries to compensate investors for assuming the additional risk they entail.) The Fund’s positions in the airport and hospital sectors were the largest sector detractors from performance.

However, the fact that the Fund’s holdings in these sectors were of a higher quality benefited relative performance at times during the period as higher-quality securities outperformed their lower-quality counterparts, given the turmoil in the financial markets. However, this approach was not rewarded during the numerous flights to quality over the reporting period. On those occasions, investors indiscriminately sold municipal securities, driving their prices lower, regardless of their underlying fundamentals.

We reduced the Fund’s exposure to general obligation (GO) bonds, which benefited performance. GO bonds are issued with the belief that the issuers will be able to repay their debt obligation entirely through taxation, as no assets are used as collateral. We found these bonds to be less attractive given our expectations for slower economic growth and moderating tax revenues.

The Fund also benefited from a slight increase in exposure to pre-refunded municipal bonds. Pre-refunded bonds are issues that are scheduled to be called (retired) on the first possible call date. These bonds are not immediately retired, but rather are secured by an escrow fund that is backed by US government bonds. The rating of the refunded bond generally assumes the rating of the government obligations at the time the escrow fund is established. During the reporting period, pre-refunded bonds were the best-performing sector in the municipal market.

Investment Grade Municipal Income Fund Inc.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of September 30, 2008, approximately 48.8% of the Fund’s holdings were in the securities of issuers in California, Texas, Illinois, Washington, and New York.

During the reporting period, we reduced the Fund’s exposure to California and New York given their mounting budgetary challenges, which benefited performance.

Q.	What is your outlook for the economy and the municipal bond market?
A.	In the broader US economy, where the credit crunch largely continues and the effects of the still-slowing housing market are felt, the outlook remains uncertain. While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain high.

To return order to the municipal bond markets and improve liquidity, we believe that confidence in the broader capital markets must be restored. In our opinion, the passage of the Emergency Economic Stabilization Act of 2008 is a necessary first step in the larger process of restoring market functions. We believe that the passage of the bill could lay the foundation for the future health of bank balance sheets, helping to restore functionality to the short-term market.

In the current municipal bond landscape, we believe that the high amount of new issue supply, coupled with the level of redemptions experienced by mutual funds investing in municipal securities and the selling of municipal bonds by hedge funds, could slow the return to lower tax-exempt yields.

In our opinion, the September 2008 flight to quality was likely an overreaction, given the high level of market emotion that appears to have often ignored the underlying fundamentals of individual securities. We believe that the municipal market currently offers numerous compelling opportunities, as a number of high-quality securities are attractively valued. Looking ahead, we are confident that our investment strategy and process—focused on underlying credit research and enhanced risk management—should enable us to capitalize on these opportunities for the Fund.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2008. The views and opinions in the letter were current as of November 14, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your Financial Advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

An update on the Fund’s leverage and auction preferred shares (“APS”):
As we wrote to you in the Fund’s prior shareholder report, APS, a type of preferred stock issued by many closed-end funds, are used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund sought to generate incremental yields and returns for the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

During most of the reporting period, APS auctions continued to fail as existing holders of APS looking to sell their shares through the auction process were unable to do so due to insufficient buy orders. It is important to note that these failed auctions were not “credit events” for the Fund; that is, they were not caused by, nor did they result in, a default by the Fund. Rather, they were liquidity events that impacted a closed-end fund’s preferred and common shareholders differently.

Given that the Fund’s preferred shareholders have experienced a loss of liquidity due to the inability to sell their APS, they continued to receive dividends at a “maximum rate.” This rate is based on a formula in the Fund’s governing documents and is currently calculated and reset on a weekly basis. Preferred shareholders will continue to receive dividends calculated in this manner until auctions successfully recommence or APS shares are redeemed by the Fund or certain other events occur (for example, APS restructuring).

In a press release issued on September 11, 2008, the Fund announced a partial redemption of $20 million (400 shares) of the Fund’s APS, which represented approximately 18% of the Fund’s total outstanding APS. In order to finance these partial redemptions and to diversify sources of portfolio leverage, the Fund has implemented a tender option bond (“TOB”) program to partially restructure the Fund’s leverage, yet still maintain a similar level of economic leverage. From the program’s implementation through the end of the reporting period, the program provided savings to the Fund as the cost of leverage via the TOB program was lower relative to maximum dividend rates paid on APS.

It is expected that the TOB program may provide a lower relative cost of leverage over time than the total cost of the APS, based on the maximum rates payable due to the failed APS auctions. The TOB program is also expected to provide increased flexibility in managing the extent to which the Fund is leveraged.

Investment Grade Municipal Income Fund Inc.

We recognize shareholders’ continuing concerns regarding the ongoing issues relating to the failed APS auctions and the resulting loss of liquidity for preferred shareholders. While the use of TOBs in the Fund and the partial redemption of APS provided a partial solution towards restoring liquidity, the Fund’s Board and UBS Global Asset Management (Americas) Inc. will continue to evaluate other alternatives, including the possibility of restructuring the remaining APS in a manner that would make the APS eligible for investment by money market funds.

Note regarding forward looking statements: Certain statements made above may be forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. The fund and UBS Global Asset Management (Americas) Inc., and their affiliates, undertake no responsibility to update publicly or revise any forward-looking statements. The inclusion of any statements in this update does not constitute an admission that the events or circumstances described in such statements are material.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 09/30/08

Net asset value returns	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	–11.07%	1.31%	3.33%

Lipper General Municipal Debt Funds (Leveraged) median	–11.17	1.95	3.67

Market price returns

Investment Grade Municipal Income Fund Inc.	–11.90%	1.50%	3.49%

Lipper General Municipal Debt Funds (Leveraged) median	–18.30	0.36	2.82

Index returns

Barclays Capital Municipal Bond Index*	–1.87%	2.84%	4.24%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index* is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/08

Market price	$11.28

Net asset value (per share applicable to common shareholders)	$12.72

September 2008 dividend	$0.0450

Market yield(1)	4.79%

NAV yield(1)	4.25%

*	Formerly known as the Lehman Brothers Municipal Bond Index.
(1)	Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/08		03/31/08		09/30/07

Net assets applicable to common shareholders (mm)	$131.7		$145.5		$156.4

Weighted average maturity	13.0	yrs	15.7	yrs	16.0	yrs

Weighted average modified duration	7.6	yrs	6.0	yrs	4.8	yrs

Weighted average coupon	5.2%		5.1%		5.2%

Leverage(1)	45.4%		42.7%		41.2%

Securities subject to Alternative Minimum Tax (AMT)(2)	16.6%		16.8%		16.8%

Maturing within five years(2)	4.1%		0.5%		2.0%

Maturing beyond five years(2)	95.9%		99.5%		98.0%

Portfolio composition(3)	09/30/08		03/31/08		09/30/07

Long-term municipal bonds	103.9%		98.8%		97.7%

Short-term municipal notes	3.5		0.5		1.0

Futures	0.0	(4)	(0.0	)(4)	0.0	(4)

Other assets less liabilities	(7.4)		0.7		1.3

Total	100.0%		100.0%		100.0%

Credit quality(2)	09/30/08		03/31/08		09/30/07

AAA	15.4%		38.5%		41.1%

AA	45.3		21.6		25.9

A	13.1		15.1		13.5

A-1+	2.0		0.5		0.9

BBB	14.9		15.1		11.0

Nonrated	9.3		9.2		7.6

Total	100.0%		100.0%		100.0%

(1)	As a percentage of total assets as of the dates indicated.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	09/30/08		03/31/08		09/30/07

California	12.8%	California	20.3%	California	21.8%

Texas	10.6	Texas	9.9	New York	12.1

Illinois	8.8	New York	9.7	Texas	10.6

Washington	8.6	Illinois	8.4	Illinois	9.0

New York	8.0	Ohio	7.4	North Carolina	6.6

Total	48.8%		55.7%		60.1%

Top five sectors(1)	09/30/08		03/31/08		09/30/07

Hospital	14.8%	Hospital	14.9%	Hospital	14.4%

University	13.4	University	13.5	Airport	14.1

Airport	12.8	Airport	13.2	University	13.2

Power	10.7	General obligations	10.8	General obligations	13.0

Lease	8.9	Water	10.0	Water	11.2

Total	60.6%		62.4%		65.9%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—174.91%

Alaska—2.03%
Alaska International Airports Revenue
Refunding-Series A (MBIA, Inc. Insured)
5.000%, due 10/01/19(1)	Aa3	AA	$1,000,000	$907,910

5.000%, due 10/01/20(1)	Aa3	AA	1,000,000	889,490

5.000%, due 10/01/21(1)	Aa3	AA	1,000,000	872,870

				2,670,270

Arizona—1.87%
Arizona State Transportation
Board Highway Revenue-Series B
5.250%, due 07/01/18	Aa1	AAA	2,380,000	2,460,587

Arkansas—1.00%
Little Rock Capital Improvement Revenue
Parks & Recreation Projects-Series A
5.700%, due 01/01/18	NR	NR	1,335,000	1,315,095

California—23.21%
California Educational Facilities Authority
Revenue Refunding-Pepperdine
University-Series A (FGIC Insured)
5.000%, due 09/01/33	Aa3	NR	5,000,000	4,488,150

California Health Facilities Financing
Authority Revenue-Kaiser
Permanente-Series A
5.250%, due 04/01/39	NR	A+	5,000,000	4,490,800

Los Angeles Water & Power Revenue
Power System-Series A, Subseries A-2
(MBIA, Inc. Insured)
5.000%, due 07/01/27	Aa3	AA	5,000,000	4,799,750

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aa3	AA	8,000,000	7,574,480

San Diego County Regional Airport
Authority Airport Revenue
Refunding (AMBAC Insured)
5.250%, due 07/01/16(1)	Aa3	AA	2,600,000	2,556,788

Investment Grade Municipal Income Fund Inc.
Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

California—(concluded)
San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA, Inc. Insured)
5.000%, due 11/01/25	A1	AA	$2,000,000	$1,926,480

University of California Revenue-
Series A (AMBAC Insured)
5.000%, due 05/15/28(2)	Aa1	AA	5,000,000	4,742,100

				30,578,548

Colorado—5.26%
Colorado Health Facilities Authority
Revenue Refunding-Adventist
Health/Sunbelt-Series E
5.125%, due 11/15/18(3)	A1	A+	3,000,000	2,909,490

5.125%, due 11/15/19(3)	A1	A+	3,000,000	2,872,200

University of Colorado
Participation Interests
6.000%, due 12/01/13	NR	A+	1,124,788	1,149,151

				6,930,841

Florida—7.20%
Florida State Board of Education Capital
Outlay-Series E (FGIC Insured)
5.000%, due 06/01/24	Aa1	AAA	3,350,000	3,278,544

Florida State Board of Education Lottery
Revenue-Series B (BHAC-CR MBIA, Inc. Insured)
5.000%, due 07/01/26(4),(5)	Aaa	AAA	3,905,000	3,740,007

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	A2	A-	2,700,000	2,471,526

				9,490,077

Illinois—15.89%
Chicago O’Hare International Airport
Revenue-General-Third Lien-Series D
(MBIA, Inc. Insured)
5.000%, due 01/01/26(1)	A1	AA	11,270,000	9,438,174

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Chicago Transit Authority Capital Grant
Receipts Revenue Federal Transit
Administration Section 5309
(Assured Guaranty Insured)
5.250%, due 06/01/24	Aaa	AAA	$1,500,000	$1,468,545

Illinois Educational Facilities Authority
Revenue Refunding-Augustana
College-Series A
5.625%, due 10/01/22	Baa1	NR	1,200,000	1,130,688

Illinois Finance Authority Revenue-
University of Chicago-Series A
5.000%, due 07/01/34	Aa1	AA	6,000,000	5,534,640

Illinois Municipal Electric Agency Power
Supply-Series A (FGIC Insured)
5.250%, due 02/01/17	A1	A+	3,000,000	3,111,270

Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue
6.500%, due 06/15/27	A1	AAA	250,000	250,178

				20,933,495

Indiana—7.00%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health
Obligation Group-Series B
5.000%, due 02/15/21	A2	A+	4,000,000	3,614,880

Indiana State Finance Authority
Revenue-Ascension Health-Series E-8
(Mandatory Put 12/15/09 @ 100)
3.500%, due 11/15/36(3)	Aa1	AA+	2,000,000	1,998,380

Indianapolis Airport Authority Revenue
Refunding-Special
Facilities-FedEx Corp. Project
5.100%, due 01/15/17(1)	Baa2	BBB	4,000,000	3,611,400

				9,224,660

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Kentucky—1.52%
Kenton County Airport Board Airport
Revenue-Cincinnati/Northern
Kentucky-Series B (MBIA, Inc. Insured)
5.500%, due 03/01/18(1)	A2	AA	$2,080,000	$2,004,434

Massachusetts—4.34%
Massachusetts Health & Educational
Facilities Authority Revenue-Harvard
University-Series DD
5.000%, due 07/15/35	Aaa	AAA	5,000,000	4,827,900

Massachusetts Port Authority Revenue-
US Airways Project (MBIA, Inc. Insured)
6.000%, due 09/01/21(1)	A2	AA	1,000,000	886,400

				5,714,300

Michigan—5.42%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA	5,000,000	4,473,600

Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A
5.000%, due 12/01/26	Aa2	AA	3,000,000	2,661,420

				7,135,020

Minnesota—1.09%
Shakopee Health Care Facilities
Revenue-Saint Francis Regional
Medical Center
5.000%, due 09/01/17	NR	BBB	1,500,000	1,430,025

New Jersey—6.19%
New Jersey Transportation Trust Fund
Authority Transportation
System-Series A
5.250%, due 12/15/20	A1	AA-	5,000,000	4,977,750

Tobacco Settlement Financing
Corp.-Series 1-A
4.500%, due 06/01/23	Baa3	BBB	3,770,000	3,180,673

				8,158,423

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

New York—14.45%
Metropolitan Transportation Authority
New York Dedicated Tax Fund-Series A
(FSA Insured)
5.250%, due 11/15/24	Aaa	AAA	$1,765,000	$1,749,733

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
5.500%, due 01/01/15(1)	A3	BBB+	2,000,000	2,015,580

New York City Industrial Development
Agency Special Facilities Revenue-
Terminal One Group Association Project
(Mandatory Put 01/01/16 @ 100)
5.500%, due 01/01/17(1),(3)	A3	BBB+	2,750,000	2,728,193

5.500%, due 01/01/18(1),(3)	A3	BBB+	3,250,000	3,164,752

Triborough Bridge & Tunnel Authority
Revenue Refunding-Series B
5.250%, due 11/15/19	Aa2	AA-	3,140,000	3,188,607

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
5.250%, due 11/15/30	Aa3	A+	6,400,000	6,188,288

				19,035,153

North Carolina—6.05%
North Carolina Eastern Municipal Power
Agency Power System Revenue-Series A
(Escrowed to Maturity)
6.400%, due 01/01/21	Baa1	AAA	3,065,000	3,483,188

North Carolina Medical Care Commission
Health Care Facilities Revenue-Novant
Health Obligation Group
5.000%, due 11/01/34	Aa3	A+	5,000,000	4,490,000

				7,973,188

Ohio—13.21%
Buckeye Tobacco Settlement Financing
Authority Asset-Backed Senior
Turbo-Series A-2
5.125%, due 06/01/24	Baa3	BBB	9,710,000	8,253,500

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Ohio—(concluded)
Ohio State Higher Education-Series B
5.250%, due 11/01/17	Aa1	AA+	$1,185,000	$1,219,709

Ohio State Water Development Authority
Water Pollution Control
Revenue-Water Quality
5.000%, due 06/01/24(4),(5)	Aaa	AAA	8,000,000	7,922,320

				17,395,529

Pennsylvania—2.02%
Susquehanna Area Regional Airport Authority
Airport System Revenue-Subseries D
5.375%, due 01/01/18	Ba1	NR	3,000,000	2,655,600

Puerto Rico—9.30%
Puerto Rico Commonwealth
Highway & Transportation Authority
Revenue Refunding-Series N
5.500%, due 07/01/22	Baa3	BBB+	3,000,000	2,836,410

Puerto Rico Housing Finance Authority
Capital Fund Program-Unrefunded
Balance (HUD Insured)
5.000%, due 12/01/18	Aa3	AA+	1,030,000	1,033,420

Puerto Rico Housing Finance Authority
Capital Guaranteed Program-
Pre-refunded with FNMA Certificates
to 12/01/13 @ 100 (HUD Insured)
5.000%, due 12/01/18	Aaa	AAA	1,970,000	2,095,115

University of Puerto Rico-Revenue
System-Series Q
5.000%, due 06/01/17	Baa2	BBB-	6,465,000	6,279,066

				12,244,011

South Carolina—9.71%
Charleston Educational Excellence
Financing Corp. Revenue-Charleston
County School District Project
5.000%, due 12/01/24	A1	AA-	7,570,000	7,037,072

Greenville County School District
Installment Purchase Refunding-
Building Equity Sooner-Series AGC
5.000%, due 12/01/24	Aa3	AA	5,000,000	4,734,100

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

South Carolina—(concluded)
Greenville Waterworks Revenue
5.250%, due 02/01/20	Aa1	AAA	$1,000,000	$1,025,220

				12,796,392

South Dakota—0.54%
Standing Rock New Public Housing
6.000%, due 08/07/13(6)	NR	NR	739,581	706,278

Tennessee—0.70%
Memphis-Shelby County Airport
Authority Airport Revenue-
Series D (AMBAC Insured)
6.000%, due 03/01/24(1)	Aa3	AA	1,000,000	923,340

Texas—19.07%
Coastal Bend Health Facilities Development
Corp.-Incarnate Word Health System-
Series A (Escrowed to Maturity)
(AMBAC Insured)
6.300%, due 01/01/17	Aa3	AA	3,390,000	3,705,168

Harris County Texas Lease
6.750%, due 05/01/20(7)	NR	NR	5,876,418	5,657,757

Houston Community College System
Participation Interests
7.875%, due 06/15/25(7)	NR	NR	3,007,095	3,140,670

Lower Colorado River Authority
Transmission Contract Revenue-LCRA
Transmission Services Corp. Project B
(FSA Insured)
5.250%, due 05/15/20	Aaa	AAA	1,485,000	1,503,949

San Antonio Electric & Gas Systems
5.000%, due 02/01/24(4),(5)	Aa1	AA	4,590,000	4,446,020

San Leanna Educational Facilities Corp.
Higher Educational Revenue Refunding-
Saint Edwards University Project
5.000%, due 06/01/18	Baa2	BBB+	2,000,000	1,892,320

Tarrant County Cultural Education Facilities
Finance Corp. Revenue Refunding-
Texas Health Resources-Series A
5.000%, due 02/15/19	Aa3	AA-	5,000,000	4,778,900

				25,124,784

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Washington—15.56%
Chelan County Public Utility District
No. 001 Consolidated Revenue
Refunding-Chelan Hydropower-
Series A (MBIA, Inc. Insured)
6.050%, due 07/01/32(1)	Aa2	AA	$4,225,000	$4,110,460

Energy Northwest Electric Revenue
Refunding-Columbia Station-Series A
5.000%, due 07/01/23	Aaa	AA-	7,000,000	6,744,710

Washington State Motor Vehicle
Fuel Tax-Series B
5.000%, due 07/01/26(4),(5)	Aa1	AA+	10,000,000	9,645,600

				20,500,770

Wyoming—2.28%
Wyoming Student Loan Corp. Student
Loan Revenue-RAMS-Senior Series A
2.940%, due 06/01/35(1),(3),(7)	NR	AAA	3,000,000	3,000,000

Total long-term municipal bonds (cost—$251,039,227)				230,400,820

Short-term municipal notes(8)—5.84%

Alaska—1.06%
Valdez Marine Terminal Revenue Refunding-
BP Pipelines Project-Series B
4.250%, due 10/01/08	VMIG-1	A-1+	600,000	600,000

Valdez Marine Terminal Revenue Refunding-
Exxon Pipeline Co. Project
Series A
3.900%, due 10/01/08	VMIG-1	A-1+	300,000	300,000

Series B
3.900%, due 10/01/08	VMIG-1	A-1+	200,000	200,000

Series C
3.900%, due 10/01/08	NR	A-1+	300,000	300,000

				1,400,000

Connecticut—1.52%
Connecticut State Health & Educational
Facilities Authority Revenue-Yale
University-Series V-1
3.750%, due 10/01/08	VMIG-1	A-1+	2,000,000	2,000,000

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Short-term municipal notes—(concluded)

Michigan—1.06%
University of Michigan University
Revenues Refunding-Medical
Service Plan-Series A-1
4.500%, due 10/01/08	VMIG-1	A-1+	$1,400,000	$1,400,000

Tennessee—2.20%
Montgomery County Public Building
Authority Pooled Financing
Revenue-Tennessee County Loan Pool
4.500%, due 10/01/08	VMIG-1	NR	2,895,000	2,895,000

Total short-term municipal notes (cost—$7,695,000)				7,695,000

Repurchase agreement—0.11%

Repurchase agreement dated 09/30/08
with State Street Bank & Trust Co.,
0.050% due 10/01/08, collateralized
by $150,991 U.S. Treasury Bills,
zero coupon due 11/20/08;
(value—$150,961); proceeds:
$148,000 (cost—$148,000)			148,000	148,000

Total investments (cost—$258,882,227)—180.86%				238,243,820

Liabilities in excess of other assets—(12.54)%				(16,516,322)

Liquidation value of auction preferred shares—(68.32)%				(90,000,000)

Net assets applicable to common shareholders—100.00%				$131,727,498

(1)	Security subject to Alternative Minimum Tax.
(2)	Partial amount delivered to broker as collateral for futures transactions.
(3)	Floating rate security. The interest rate shown is the current rate as of September 30, 2008.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 19.55% of net assets applicable to common shareholders as of September 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(5)	Security represents underlying bond transferred to a special-purpose entity established in a tender option bond transaction in which the Fund acquired the inverse floater. These securities serve as collateral in a financing transaction. As of September 30, 2008, the aggregate principal amount of the inverse floaters and the floating rate notes are $6,630,000 and $19,865,000, respectively.

Investment Grade Municipal Income Fund Inc.
Portfolio of investments—September 30, 2008

(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.54% of net assets applicable to common shareholders as of September 30, 2008, is considered illiquid and restricted (See table below for more information).

Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted security	date	cost	net assets	09/30/08	net assets

Standing Rock New
Public Housing,
6.000%, due 08/07/13	08/08/02	$739,581	0.56%	$706,278	0.54%

(7)	The securities detailed in the table below are considered illiquid and restricted and represent 8.96% of net assets applicable to common shareholders as of September 30, 2008.

			Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted securities	dates	cost	net assets	09/30/08	net assets

Harris County Texas Lease
6.750%, due 05/01/20	09/07/00	$5,876,418	4.46%	$5,657,757	4.30%

Houston Community
College System
Participation Interests
7.875%, due 06/15/25	04/22/02	3,007,095	2.28	3,140,670	2.38

Wyoming Student
Loan Corp.
2.940%, due 06/01/35	10/25/07	3,000,000	2.28	3,000,000	2.28

		$11,883,513	9.02%	$11,798,427	8.96%

(8)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2008.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008

AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
HUD	Housing and Urban Development
NR	Not Rated
RAMS	Reset Auction Mode Securities
XLCA	XL Capital Assurance

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Sale contracts	date	Proceeds	value	appreciation

75	U.S. Treasury Bond
	20 Year Futures	December 2008	$8,845,194	$8,787,891	$57,303

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.
Statement of assets and liabilities—September 30, 2008

Assets:
Investments in securities, at value (cost—$258,882,227)	$238,243,820

Cash	519

Receivable for interest	3,551,231

Receivable for variation margin	199,219

Other assets	9,350

Total assets	242,004,139

Liabilities:
Payable for floating rate notes issued	19,865,000

Dividends payable to auction preferred shareholders	155,128

Payable to investment advisor and administrator	70,998

Payable for interest expense and fees on floating rate notes	45,105

Accrued expenses and other liabilities	140,410

Total liabilities	20,276,641

Auction preferred shares Series A, B and C–1,800 non-participating shares authorized, issued and outstanding; $0.001 par value per auction
preferred share; $50,000 liquidation value per auction preferred share	90,000,000

Net assets applicable to common shareholders	$131,727,498

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,997,800
shares authorized; 10,356,667 shares issued and outstanding	$153,238,767

Accumulated undistributed net investment income	227,070

Accumulated net realized loss from investment activities and futures	(1,157,235)

Net unrealized depreciation of investments and futures	(20,581,104)

Net assets applicable to common shareholders	$131,727,498

Net asset value per common share ($131,727,498 applicable to
10,356,667 common shares outstanding)	$12.72

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the
year ended
September 30, 2008

Investment income:
Interest	$12,523,866

Expenses:
Investment advisory and administration fees	2,334,026

Auction preferred shares expenses	316,199

Professional fees	206,314

Custody and accounting fees	72,661

Interest expense and fees on floating rate notes	45,105

Reports and notices to shareholders	34,167

Stock exchange listing fees	24,541

Directors’ fees	23,385

Transfer agency fees	13,822

Insurance fees	7,889

Other expenses	12,208

3,090,317

Less: Fee waivers by investment advisor and administrator	(1,055,134)

Net expenses	2,035,183

Net investment income	10,488,683

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(151,060)

Futures	(920,848)

Net change in unrealized appreciation/depreciation of:
Investments	(21,948,011)

Futures	41,185

Net realized and unrealized loss from investment activities	(22,978,734)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(3,476,144)

Net realized gain from investment activities	(676,786)

Total dividends and distributions paid to auction preferred shareholders	(4,152,930)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(16,642,981)

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended September 30,

	2008	2007

From operations:
Net investment income	$10,488,683	$10,568,390

Net realized gain (loss) from investment
activities and futures	(1,071,908)	2,120,319

Net change in unrealized depreciation of
investments and futures	(21,906,826)	(5,141,451)

Dividends and distributions paid to auction
preferred shareholders from:
Net investment income	(3,476,144)	(4,050,126)

Net realized gains from investment activities	(676,786)	—

Total dividends and distributions paid to auction
preferred shareholders	(4,152,930)	(4,050,126)

Net increase (decrease) in net assets applicable to
common shareholders resulting from operations	(16,642,981)	3,497,132

Dividends and distributions paid to
common shareholders from:
Net investment income	(6,819,866)	(6,524,701)

Net realized gains from investment activities	(1,211,730)	—

Total dividends and distributions paid to
common shareholders	(8,031,596)	(6,524,701)

Net decrease in net assets applicable to
common shareholders	(24,674,577)	(3,027,569)

Net assets applicable to common shareholders:
Beginning of year	156,402,075	159,429,644

End of year	$131,727,498	$156,402,075

Accumulated undistributed net investment income	$227,070	$33,015

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Financial highlights

 Selected data for a share of common stock outstanding throughout each year is presented below:

	For the
	year ended
	September 30, 2008

Net asset value, beginning of year	$15.10

Net investment income	1.01	(1)

Net realized and unrealized gains (losses) from investment activities	(2.20)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.34)

Net realized gains from investment activities	(0.07)

Total dividends and distributions paid to auction preferred shareholders	(0.41)

Net increase (decrease) from operations	(1.60)

Dividends and distributions paid to common shareholders from:
Net investment income	(0.66)

Net realized gains from investment activities	(0.12)

Total dividends and distributions paid to common shareholders	(0.78)

Auction preferred shares offering expenses	—

Net asset value, end of year	$12.72

Market value, end of year	$11.28

Total net asset value return(2)	(11.07)%

Total market price return(3)	(11.90)%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor including interest expense
on floating rate notes	1.36	%(4)

Total expenses, before fee waivers by advisor including interest expense
on floating rate notes	2.06	%(4)

Total expenses, net of fee waivers by advisor excluding interest expense
on floating rate notes	1.33%

Net investment income before auction preferred shares dividends	6.99%

Auction preferred shares dividends from net investment income	2.32%

Net investment income available to common shareholders	4.67%

Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$131,727

Portfolio turnover	20%

Asset coverage per share of auction preferred shares, end of year	$123,182

For the years ended September 30,

2007	2006	2005	2004

$15.39	$15.66	$15.81	$16.31

1.02 (1)	0.98	0.95	0.93

(0.29)	0.27	(0.02)	0.14

(0.39)	(0.27)	(0.21)	(0.08)

—	(0.11)	(0.01)	(0.03)

(0.39)	(0.38)	(0.22)	(0.11)

0.34	0.87	0.71	0.96

(0.63)	(0.73)	(0.74)	(0.93)

—	(0.41)	(0.12)	(0.49)

(0.63)	(1.14)	(0.86)	(1.42)

—	—	—	(0.04)

$15.10	$15.39	$15.66	$15.81

$13.60	$13.95	$13.44	$14.25

2.24%	5.87%	4.57%	6.02%

2.08%	13.05%	0.42%	5.57%

1.28%	1.58%	1.66%	1.53%

1.91%	1.97%	1.99%	1.86%

1.28%	1.58%	1.66%	1.53%

6.68%	6.43%	6.04%	5.91%

2.56%	1.74%	1.34%	0.53%

4.12%	4.69%	4.70%	5.38%

$156,402	$159,430	$162,159	$163,737

27%	54%	49%	45%

$121,092	$122,468	$123,709	$124,426

Investment Grade Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded

31

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact that the adoption of FAS 161 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains

32

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance

33

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

with SFAS 140, the Fund includes the Fixed-Rate Bond in the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

At September 30, 2008, the aggregate value of the underlying bonds transferred to special-purpose entities was $26,495,000 and the related liability for Floating-Rate Notes was $19,865,000. The range of interest rates on the liability for Floating-Rate Notes was 1.770% to 5.820%, at a weighted average rate of 4.158% for the period September 11, 2008 (issuance of the notes) through September 30, 2008. At September 30, 2008, the aggregate value of the Inverse Floaters was $6,630,000, at a weighted average rate of 6.289%.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments

34

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. Prior to August 1, 2008, UBS Global AM had agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee was 0.90% of average weekly net assets attributable only to holders of common shares. Effective August 1, 2008, UBS Global AM has

35

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.60% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2008, the Fund owed UBS Global AM $70,998 for investment advisory and administration fees, which is composed of $180,187 of investment advisory and administration fees less fees waived of $109,189. For the year ended September 30, 2008, UBS Global AM waived $1,055,134 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended September 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $28,904,366. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and the holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the fiscal year ended September 30, 2008, UBS Financial Services Inc. received from Deutsche Bank $90,288 (paid indirectly by the Fund) for these services.

36

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
The Fund has issued and currently outstanding 655 shares of auction preferred shares Series A, 655 shares of auction preferred shares Series B, and 490 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.”All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents. Dividend rates as of September 30, 2008 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	8.499%

Series B	12.565%

Series C	12.261%

For the year ended September 30, 2008, the average dividend rates for each Series of APS were 3.964%, 4.038%, and 3.717% for Series A, B and C, respectively.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

37

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

On September 11, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$7,250,000	145	September 19, 2008

Series B	7,250,000	145	September 22, 2008

Series C	5,500,000	110	September 23, 2008

The Fund financed the APS redemptions with cash received from tender option bond program transactions.

Purchases and sales of securities
For the year ended September 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $50,003,579 and $57,448,293, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007

Tax-exempt income	$10,284,613	$10,569,720

Ordinary income	62,959	5,107

Capital gains	1,836,954	—

Total distributions paid	$12,184,526	$10,574,827

38

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

At September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$382,198

Accumulated capital and other losses	(1,079,233)

Unrealized depreciation of investments	(20,659,106)

Total accumulated deficit	$(21,356,141)

The difference between book-basis and tax-basis unrealized appreciation/ depreciation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and the tax treatment of certain fixed rate bonds.

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at September 30, 2008 were as follows:

Tax cost of investments	$258,902,926

Gross unrealized appreciation	907,872

Gross unrealized depreciation	(21,566,978)

Net unrealized depreciation	$(20,659,106)

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $1,079,233 arising after October 31, 2007. Such losses are treated for tax purposes as arising on October 1, 2008.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2008, the Fund’s undistributed net investment income was increased by $1,382, accumulated net realized loss from investment activities and futures was increased by $1,137, and the Fund’s paid in capital was decreased by $245. These differences are primarily due to the tax treatment of a nondeductible excise tax payment and the reclassification of dividends.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

39

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

For the year ended September 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended September 30, 2008.

40

Investment Grade Municipal Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 25, 2008

41

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Investment policy change
The Fund’s Board of Directors (the “Board”) has approved the adoption of the investment policies discussed below. These guidelines address the treatment of “Inverse Floaters,” a type of security, in the context of rating agency guidelines. The purchase of Inverse Floaters is an integral aspect of the Fund’s diversification of sources of leverage via the implementation of a tender option bond (“TOB”) program, which is discussed further below.

Inverse floaters—The Fund may invest in municipal obligations where the rate of interest varies inversely with interest rates paid on other municipal obligations or an index. These investments may include Inverse Floaters acquired as part of the Fund’s leveraging of its portfolio through participation in a TOB program. Inverse Floaters typically are issued as one of two types of securities issued by a special purpose trust (or similar entity) (a “Trust”) and represent interests in an underlying bond (or bonds) held by the Trust (a “Fixed-Rate Bond”). The other type of security typically issued by such a Trust would be a short-term obligation that pays interest at a floating rate that is reset periodically by a remarketing agent or through another method (a “Floating-Rate Note”). The Inverse Floater is the “residual” component that pays interest at a rate equal to the difference between the rate paid on the Fixed-Rate Bond and the rate paid on the short-term obligation, minus the expenses of the Trust. For example, if a Fixed-Rate Bond placed into a Trust generated a yield of 4%, the Trust might pay out 1.5% on the Floating-Rate Note it issues (depending on market conditions). Another portion of the yield on the Fixed-Rate Bond would go to pay the costs of the Trust, and the remainder would be paid out to the Inverse Floater holder. If short-term interest rates decrease, the value of the Inverse Floater can be expected to increase as more would be “left over” to pay to the Inverse Floater holder. If short-term interest rates increase, the amount “left over” to pay the Inverse Floater holder would be expected to decrease—as the rate of interest paid on the “residual” component can

42

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

be expected to vary in the opposite direction, or “inversely,” to the amount paid out to the holder of the Floating-Rate Note. When the Fund purchases an Inverse Floater as part of setting up a TOB structure to achieve leverage, the Fund would consider “collapsing” the structure and selling the Inverse Floater if the relationship of the short-term interest rates to the yields on the Fixed-Rate Bond resulted in the Fund receiving less of an economic benefit from the arrangement than believed appropriate.

The market value of an Inverse Floater will be more volatile than that of a Fixed-Rate Bond and, like most non-floating debt obligations, can be expected to vary inversely with changes in market interest rates, but to a different degree. Because the interest rate paid to holders of residual components is generally determined by subtracting the interest paid to the holders of the Floating-Rate Note from a fixed amount (namely the yield on the Fixed-Rate Bond), the interest rate paid on Inverse Floaters will decrease as the floating rate paid on the Floating-Rate Note increases. Moreover, the extent of the increases and decreases in market value of Inverse Floaters may be larger than comparable changes in the market value of an equal principal amount of a Fixed-Rate Bond having similar credit quality, redemption provisions and maturity.

The rating agencies that rate the Fund’s auction preferred shares (“APS”) may “discount” the value of Inverse Floaters held by the Fund for purposes of determining the Fund’s compliance with certain asset coverage tests necessary to maintain the APS ratings (currently, AAA by Standard & Poor’s, a division of the McGraw Hill Companies Inc. (“S&P”), and Aaa by Moody’s Investors Services Inc.). For example, S&P requires that an Inverse Floater be discounted by a designated discount factor (as described in more detail below), multiplied by the amount of the leverage between the floater and the Inverse Floater in the TOB program. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, S&P requires that an Inverse Floater with a three-to-one leverage ratio multiply the applicable discount factor by three when “discounting” the value of the Inverse Floater.

If the Fund is unable to maintain the necessary amount of asset coverage to maintain the APS ratings, the Fund may be required to dispose of Inverse Floaters or limit the Fund’s use of the leverage generated by a TOB program. Such an event may require the Fund to sell portfolio securities at times and at prices that may not be favorable to the Fund.

43

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

S&P AAA rating guidelines—The additional investment policy guidelines are as follows.

Inverse Floaters will be considered “S&P Eligible Assets,” as this term is defined in the Fund’s Articles Supplementary. The Inverse Floaters are discounted by the relevant “S&P Discount Factor” multiplied by the amount of the leverage between the Floating-Rate Note and the Inverse Floater. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, the S&P Discount Factors on Inverse Floaters with three-to-one leverage are set forth below:

S&P discount factors rating category

S&P discount
exposure period	AAA	AA	A	BBB

40 Business Days	570%	585%	630%	750%

22 Business Days	510	525	570	690

10 Business Days	465	480	525	645

7 Business Days	450	465	510	630

3 Business Days	390	405	450	570

For example, a $1 million AAA rated Inverse Floater with a three-to-one leverage ratio and an exposure period of 3 business days would have an S&P Discount Factor of 390%. In order to calculate the discounted value of a $1 million Inverse Floater under S&P guidelines, the Fund would divide the value of the Inverse Floater by 390%, which would be approximately $256,410. This amount represents the portion of the Floating-Rate Note’s value that would be eligible to meet S&P’s asset coverage requirements.

Clarification to asset segregation policy

Cover for strategies using derivative instruments—Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

44

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is open unless they are replaced with other liquid assets. As a result, the commitment of a large portion of the Fund’s assets to cover positions or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month

45

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of

46

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

47

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Investment Grade Municipal Income Fund Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of

48

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual

49

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fifth quintile, its Actual Management Fee was in the fourth quintile and total expenses were in the third quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board focused on the fact that the Fund’s total expenses were in the third quintile of the Fund’s Expense Group. Management stated that effective August 1, 2008, the Fund’s custodian fees would be reduced from 0.05% to 0.04%. Management noted that under its current fee waiver agreement with the Fund, it has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.90% of average weekly net assets attributable only to holders of common shares and that this waiver will continue indefinitely unless the board agrees to any change. After discussion of the current management fees with the board, management stated that it would put into effect a new voluntary fee waiver for the Fund, so that beginning August 1, 2008, the Fund’s effective management fee would be reduced to 0.60% of average weekly net assets attributable only to holders of common shares; this further reduction in fees would continue indefinitely unless the board agrees to any change.

50

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one-year period and the fourth quintile for the three- and five-year periods and since inception and in the fifth quintile for the ten-year period (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In its review, the board noted the Fund’s performance as compared to the average return for the Fund’s Performance Universe and benchmark index, taking volatility into account. Management informed the board that the Fund benefited from implementing a bullet strategy (i.e., a strategy in which a portfolio is designed to have securities with maturities that are highly concentrated at one point on the yield curve) that took advantage of a steepening yield curve. Management noted, however, that although the Fund’s duration was extended, it still was shorter than its Performance Universe’s average. Management also noted that the Fund’s performance is improving relative to its Performance Universe. Management reminded the board that historically, the Fund was managed in a more conservative manner—focusing on higher quality credits and preservation of capital while being less aggressive in seeking relative outperformance. Management noted that in response to changing markets over the past few years, management augmented the Fund’s investment strategy universe to provide more flexibility and to broaden asset classes and instruments that the Fund could invest in, resulting in more recent improved performance. At the Meeting, the board also discussed the potential implementation of a tender option bond (“TOB”)

51

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

program as previously explored with management. Based on its review and management’s explanation and proposed initiatives, the board concluded that the Fund’s investment performance was satisfactory, but would continue to scrutinize the Fund over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

52

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

53

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

54

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

55

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

56

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

57

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

58

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

59

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp.(from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

60

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 51	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

61

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

62

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

63

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 42	Vice President	Since 2005	Mr. Mclntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

64

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

65

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

66

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

67

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

68

Investment Grade Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Investment Grade Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on February 12, 2008 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

69

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70

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71

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

72

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $40,000 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,523 and $8,700, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, and (2) review of the consolidated 2007 and 2006 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2007 and 2006.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $13,500 and $12,900, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees.

In each of the fiscal years ended September 30, 2008 and September 30, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004- with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

....

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended September 30, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate fees billed by E&Y of $1,362,463 and $1,779,902, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$22,023	$21,600
Non-Covered Services	1,340,440	1,758,302

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)	Name – Kevin McIntyre
Title – Vice President
Length of Service – Since 2005

       Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. (collectively, “UBS Global AM—Americas Region” or “Advisor”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Information is as of – December 9, 2008

(a) (2) (i)	Portfolio Manager

Kevin McIntyre

(a) (2) (ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for one additional Registered Management Investment Company (not including the Registrant) totaling approximately $424 Million as of September 30, 2008.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

None

(a) (2) (ii) (C) Other Accounts

The portfolio manager is responsible for one additional account totaling less than $10,00 as of September 30, 2008.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a) (2) (iv) Conflicts.

          The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

          If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

          The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of September 30, 2008.)

(a) (3) Compensation.

          The compensation received by portfolio managers at UBS Global AM, including Mr. McIntyre, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses, which are discretionary, are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Lehman Brothers Municipal Bond Index. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of September 30, 2008, except as otherwise noted.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of September 30, 2008.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed November 24, 2004 (Accession Number: 0000950136-04-004154)(SEC File No. 811-07096).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 1, 2008